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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 1997


                              ESCALON MEDICAL CORP.
             (Exact name of registrant as specified in its charter)


             California                          0-20127                           33-0272839
   (State or other jurisdiction of       (Commission File Number)     (I.R.S. Employer Identification No.)
           incorporation)
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                               182 Tamarack Circle
                           Skillman, New Jersey 08558
                    (Address of principal executive offices)



Registrant's telephone number, including area code:           (609) 497-9141

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ITEM 5.  OTHER EVENTS.

                  On April 29, 1997, the Registrant announced, via press release, that its President and Chief Operating Officer stepped down to pursue other opportunities. The full text of the press release is attached as Exhibit 99.1 and is incorporated into this Item 5 by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

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
                  Exhibit No.                       Exhibit
                  -----------                       -------
                      99.1             Press release, dated April 29, 1997.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESCALON MEDICAL CORP.
                                                 (Registrant)



Dated:   April 30, 1997                       /s/  John T. Rich
                                            -------------------
                                            John T. Rich, Vice President of
                                            Finance and Administration


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                                  EXHIBIT INDEX

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
                  Exhibit No.                          Description
                  -----------                          -----------
                     99.1                  Press release, dated April 29, 1997
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